EXHIBIT 99.3

UNITED STATES BANKRUPTCY COURT

MIDDLE DISTRICT OF FLORIDA

TAMPA DIVISION

IN RE:

BEVSYSTEMS INTERNATIONAL, INC.,	CASE NO. 8:04-bk-06248-KRM
CHAPTER 11

Debtor.
/

ROTATE BLACK, LLC'S AND CREDITOR TRUSTEE'S

MOTION TO MODIFY CONFIRMED PLAN OF REORGANIZATION

Pursuant to Bankruptcy Code §l127 Rotate Black, LLC ("Rotate Black"), and Larry S. Hyman, creditor trustee for the substantively consolidated and reorganized debtors (the "Trustee"), by and through their undersigned counsel, hereby move on the following grounds for the order of this Court modifying the confirmed plan of reorganization, and state as follows:

I. BACKGROUND

1. On March 31, 2004, petitioning creditors of Bevsystems International, Inc. (Bevsystems, Inc.) filed an involuntary petition for relief under Chapter 7 of the "Bankruptcy Code (the "Besystems, Inc. Bankruptcy Case").

2. On May 6, 2004, the Court entered an order for relief and converted the Bevsystems, Inc. Bankruptcy Case to a case under Chapter 11.

3. On June 10, 2004, Bevsystems International, Ltd. ("Bevsystems, Ltd.") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code (the "Bevsystems, Ltd. Bankruptcy Case"). Bevsystems, Inc. and Bevsystems, Ltd. will be collectively referred to herein as the "Debtors" and the Bevsystems, Inc. and Bevsystems, Ltd. Bankruptcy Cases will be collectively referred to herein as the "Bankruptcy Cases."

4. The Debtors initially remained in control of their businesses as debtors in possession pursuant to §§ 1107(a) and 1108 of the Bankruptcy Code, although the Debtors were not operating.

5. In mid to late March, the Official Committee of Unsecured Creditors and the Debtors filed cross motions to appoint a Chapter 11 trustee (the "Trustee Motions").

6. On May 25, 2005, the Court entered in the Bevsystems, Inc. Bankruptcy Case its order granting the Trustee Motions.

7. On June 7, 2005, the Court entered in the Bevsystems, Ltd. Bankruptcy Case its order granting the Trustee Motions.

8. On May 25, 2005, the United States Trustee filed its notice of appointment and approval of Larry S. Hyman as Chapter 11 Trustee in the Bankruptcy Cases (the "Trustee").

9. The Trustee conducted a sale of some but not all of the Debtors' assets at which Rotate Black was the successful bidder pursuant to the Court's order entered on September 16, 2005.

10. Thereafter, the Trustee, Rotate Black, and their counsel expended considerable time and effort to negotiate and draft a joint disclosure statement and joint plan that addressed the myriad issues that had arisen in the Bankruptcy Cases.

11. On April 15, 2006, Hyman and Rotate Black filed a "Second Amended Joint Disclosure Statement" (the "Disclosure Statement") and "Second Amended Joint Plan" (the "Plan").

12. The Plan provides that the Trustee will serve as the creditor trustee of a creditor trust (the "Creditor Trust") and make all distributions under the Plan [Docket No. 403].

13. Pursuant to Article 5.5 of the Plan, holders of allowed claims could elect between receiving pro rata distributions, if any, arising from the successful prosecution and collection of causes of action held by the Debtors (the "Litigation Proceeds Distributions") or 1,000,000 shares of stock (the "Stock

Distributions") in a merged entity to be formed with the reorganized and substantively consolidated Debtors and Rotate Black or its designee ("Rotate Black Inc.1”,).

14. Rotate Black funded a litigation reserve of $20,000 (the "Litigation Reserve") for the Trustee to investigate and prosecute potential causes of actions.

15. The Litigation Proceeds Distributions were to be distributed within 180 days of any litigation proceeds (the "Litigation Proceeds") being deposited into the Creditor Trust.

16. The Stock Distributions were to be made within 60 days of the effective date under the Plan (the "Stock Distribution Deadline").

17. A reverse merger between the reorganized and substantively consolidated Debtors and Rotate Black or its designee was a condition precedent to the Stock Distributions (the "Merger"). As part of the Merger and as consideration for the issuance of 9,000,000 shares in favor of Rotate Black in Rotate Black Inc., Rotate Black was to contribute the assets it purchased from the Debtor as well as provide $200,000 to fund Rotate Black Inc. (the "Operating Reserve").

18. Pursuant to Article 8.13 of the Plan, the Creditor Trustee was responsible for making both the Litigation Proceeds Distributions as well as the Stock Distributions.

19. Article 9.1 of the Plan contained a provision dealing with unclaimed distributions that dealt only with cash distributions and did not address unclaimed or unwanted Stock Distributions.

20. Creditors were asked to make an election in their ballots between Litigation Proceeds Distributions and the Stock Distributions, with Stock Distributions as the default.

21. On April 20, 2006, the Court entered its order confirming the Plan (the "Confirmation Order")[Docket No. 424].

22. As of the confirmation hearing, no creditor had elected to receive Litigation Proceeds Distributions. Accordingly, at the request of the U.S. Trustee the Confirn1ation Order provided a second opportunity by which creditors could make an election.

23. Following service of the Confirmation Order, only two creditors made the affirmative election to receive Litigation Proceeds Distributions under the confirmed Plan (the "Litigation Proceeds Claimants").

24. All other holders of allowed unsecured claims are therefore entitled to receive Share Distributions under the confirmed Plan (the "Stock Claimants"). The attached Exhibit "A" contains a list of the Stock Claimants, their address of record, if known, the amount of the allowed claim, and the pro rata distribution percentage assuming each and all of the Stock Claimants receives a Stock Distribution.

II. MERGER AND STOCK DISTRIBUTION MODIFICATION

25. Following the entry of the Confirmation Order, Rotate Black was unable to timely perform its obligations under the Plan, including funding the Operating Reserve and effectuating the Merger. As a consequence, the Plan has not been substantially consummated.

26. Given the passage of time since the entry of the Confirmation Order, it is anticipated that there will be significant returned mail resulting from any mailing to the Stock Claimants.

27. Rotate Black is desirous of moving forward, subject to the modification proposed herein to address the funding of the Operating Reserve, consummation of the Merger, methodology, procedures, and deadlines to effectuate the Stock Distributions to the Stock Claimants, and treatment to be accorded to the Litigation Proceeds Claimants.

28. Rotate Black seeks to modify the Plan to provide for a procedure that will minimize lost or unclaimed Stock such that all creditors wishing to receive Stock Distributions can do so without creating the administrative burden for Rotate Black Inc. that will result in a plethora of lost or unclaimed Stock, if shares are Simply mailed out to record holders of allowed unsecured claims as is currently contemplated by the Plan.

29. To address the foregoing, Rotate Black and the Trustee propose to modify the Plan as follows.

30. Rotate Black will deposit the Operating Reserve into the trust fund of its counsel within ten (10) days of the filing of the Motion (the "Operating Reserve Deposit"). An affidavit attesting to the same is attached hereto as Exhibit "B" and incorporated by reference.

1  Rotate Black Inc. was referred to in the Plan as "Newco."

31. The Merger will be effectuated no later than twenty (20) days after the entry of a final non-appealable order granting this Motion and modifying the Plan as set forth herein (the "Modification Order"). A copy of the "Merger Agreement" that shall be executed by the Trustee and Rotate Black Inc. in connection with the same is attached hereto as Exhibit "c" and incorporated by reference.

32. Within five (5) business days after the Merger, Rotate Black's counsel will transmit the Operating Reserve Deposit to Rotate Black, Inc., which will book the Operating Reserve Deposit as a capital contribution of Rotate Black to Rotate Black Inc.

33. Within five (5) business days after the Merger, Rotate Black, Inc. will issue 1,000,000 of shares in Rotate Black Inc. (the "Stock") to be used to make the Stock Distributions, in care of its stock transfer agent (the "Agent"). Rotate Black has engaged as the Agent, JP Transfer Online, Inc. The Agent's contact information is: JP Transfer Online, Inc., Att'n: Mark Knight, Account Executive, 317 SW Alder Street, 2nd Floor, Portland, OR 97204, telephone: (503) 227-2950 and facsimile: (503) 227-6874

34. Within five (5) days after the Merger, Rotate Black will publish a notice in the Wall Street Journal and in the Miami Herald to notify the Stock Claimants of Rotate Black Inc.'s intention to issue the Stock pursuant to the Modification Order, generally describing the Stock issuance process and providing contact information for the Agent (the "First Publication Notice"). The First Publication Notice will also notify Stock Claimants that failure to comply with the stock issuance procedures may result in a waiver of any rights to receive the Stock. A copy of the proposed First Publication Notice is attached hereto as Exhibit "D" and incorporated by reference.

35. Within five (5) days after the Merger, the Agent wil1 mail a form (the "Election Form") to each of the Stock Claimants at the address of record, if any (the "Stock Election Mailing"), notifying the Stock Claimants of their right to receive the Stock, requesting verification of the identity and mailing address of the Stock Claimant to whom the Stock will be issued, and including an election by which the Stock Claimant can voluntarily waive the right to the Stock Distribution (the "Stock Waiver Election"). The Stock Claimant's failure to return within thirty (30) days from the date of mailing (the "Election Deadline") an Election Form, which has been mailed to the Stock Claimant and not returned to the Agent as undeliverable, will be deemed an unclaimed Stock Distribution (the "Unclaimed Stock"). A copy of the Election Form is attached hereto as Exhibit "E" and incorporated by reference.

36. The Agent will also mail the Election Form to any Stock Claimant that makes contact with the Agent and provides an adequate mailing address (the "Supplemental Stock Election Mailing").

37. Within sixty (60) days of the Stock Election Mailing, the Agent will make an initial pro rata Stock Distribution to all Stock Claimants that have timely returned Election Forms to the Transfer Agent by the Election Deadline and have not made a Stock Waiver Election (the "Initial Stock Distribution"). The Agent shall reserve sufficient Stock to make a pro rata distribution to all Stock Claimants for which it has no address of record and/or for which it receives returned mail from the Stock Election Mailing (the "Reserved Stock Claimants"). For purposes of computing the pro rata Initial Stock Distribution and the Reserved Stock, the Agent shall exclude all Unclaimed Stock Claimants.

38. The Agent shall file a notice with the Court within thirty (30) days of the Initial Stock Distribution and include a list of all Unclaimed Stock Claimants. The Agent will also utilize all available databases to research a viable address for the Unclaimed Stock Claimants.

39. Six (6) months after the First Publication Notice, Rotate Black shall republish the First publication Notice (the "Second Publication Notice") in the Wall Street Journal and the Miami Herald.

40. Six months after the Initial Stock Distribution, the Agent will make a final distribution of the Reserved Stock, first to all Stock Claimants that have timely responded to a Supplemental Stock Election Mailing and have not made a Stock Waiver, in an amount that is proportionate to the distributions to Stock Claimants in the Initial Stock Distribution (the "Supplemental Initial Stock Distribution"), and thereafter pro rata to all Stock Claimants that have received an Initial or Supplemental Initial Stock Distribution (the "Final Stock Distribution").

41. The Agent shall file with this Court a report of the Supplemental Initial Stock Distribution and Final Stock Distribution within thirty (30) days of having made such distribution.

III. LITIGATION PROCEEDS MODIFICATION

42. The Trustee has determined that all causes of action held by the Debtors are barred by the statute of limitations, have dubious collectability, and/or would require greater financial resources to litigate than are available to the Trustee. Under the Plan as confirmed, the Litigation Proceeds Claimants would receive no distribution.

43. The Trustee has consulted with the Litigation Proceeds Claimants and they have agreed to accept a pro rata distribution of $10,000 from the Litigation Fund in full satisfaction of their allowed claims (the "Pro Rata Fund Distribution"). Rotate Black has agreed to the modification of the Plan to provide for the Pro Rata Fund Distribution in lieu of the Litigation Proceeds Distribution.

44. The Trustee shall distribute the Pro Rata Fund Distribution to the Litigation Proceeds Claimants within ten (10) days from the entry of the Modification Order. Thereafter, the Creditor Trust shall be deemed to have been fully administered.

45. Thereafter, the Trustee will be responsible for the filing of quarterly financial reports until the entry of the final decree but shall otherwise have no further responsibility under the Creditor Trust.

46. The Trustee shall also be relieved from any obligation under the Creditor Trust to procure a tax ruling from the Internal Revenue Service as to the tax attributes of the Plan.

47. Rotate Black shall pay all administrative expenses related to the service of this Motion, any order on the same, the First and Second Publications, the Stock Election Mailing and Supplemental Stock Election Mailing and any fees to the Agent. In addition, Rotate Black will continue to be responsible for all quarterly fees owed to the U.S. Trustee until the entry of the final decree.

IV. CONCLUSION

48. Modification of the Plan is appropriate in the circumstances outlined herein, where the Plan has not been substantially consummated and the modifications do not work any prejudice on the creditors and other parties in interest, but are proposed to facilitate distributions to creditors holding allowed claims.

49. The undersigned has consulted with counsel for the Securities and Exchange Commission (the "SEC") and the U.S. Trustee (the "U.S. Trustee") and is authorized to represent that the SEC and U.S. Trustee will not oppose the relief requested in this Motion.

WHEREFORE. Rotate Black and the, Trustee, respectfully request the order of this Court granting the relief requested herein, and granting all other appropriate relief consistent with all of the foregoing.

/s/ Joshua E. Burnett	/s/ Cheryl Thompson, Esquire
JOSHUA E. BURNETT, ESQUIRE	JOHN A. ANTHONY, ESQUIRE
Florida Bar No.: 087210	Florida Bar No.: 0731013
Marshall Thomas Burnett, P.A.	CHERYL THOMPSON, ESQUIRE
200 N. Pierce St., 1st Floor	Florida Bar No.: 0970931
Tampa, FL 33602	GrayRobinson, P.A.
Telephone: (813) 221-2525	201 North Franklin Street, Suite 2200
Facsimile: (813) 227-8900	Tampa, FL 33602
jburnett@mtblaw.com	Telephone: (813) 273-5076
Attorney for Rotate Black, LLC	Facsimile: (813) 221-4113
janthony@gray-robinson.com
ethompson@gray-robinson.com
Attorney’s for Larry S. Hyman, Creditor Trustee

CERTIFICATE OF SERVICE

I HEREBY CERTIFY that a true and correct copy of the foregoing “Rotate Black, LLC’s and Creditor Trustee’s Motion to Modify Confirmed Plan of Reorganization” has been furnished on this 13th day of June, 2008, to the following via electronic means and/or U.S. mail:

BevSystems International, Inc.	BevSystems International, Ltd.
Tat’s President	Tat’s President
400 N. Ashley Drive, Ste 2010	400 N. Ashley Drive, Ste. 2010
Tampa, Florida 33602	Tampa, Florida 33602

Theresa M. Boater, Esquire	Stephen R. Leslie, Esquire
Office of the United States Trustee	110 East Madison Street, Ste. 200
501 East Polk St., Ste. 1200	Tampa, Florida 33602-4700
Tampa, Florida 33602

Brett Marks, Esquire	Phillip Hudson, Esquire
201 S. Biscayne Blvd, Ste. 1700	2424 N. Federal Highway, Ste. 462
Tampa, Florida 33131	Boca Raton, Florida 33431

John Anthony, Esquire	Larry S. Hyman
201 N. Franklin St., Ste. 2200	106 S. Timpani Drive, Ste. 200
Tampa, Florida 33602	Tampa, Florida 33609

Joshua E. Burnett, Esquire	Mindy Mora, Esquire
200 N. Pierce Street, First Floor	200 South Biscayne Blvd., Suite 2500
Tampa, Florida 33602	Miami, FL 33131-5340

Michael Gesas, Esquire	All Attached Creditors Matrices
Gesas, Pilate & Gekas, Ltd.
53 West Jackson, Ste. 528
Chicago, IL 60604

/s/
ATTORNEY